Financial instruments disclosures	6 Months Ended
Jun. 30, 2021
Disclosure of detailed information about financial instruments [abstract]
Financial instruments disclosures
Financial instruments disclosures

Except where stated, the information given below relates to the financial instruments of the parent companies and their subsidiaries and joint operations, and excludes those of equity accounted units.
Fair values disclosure of financial instruments

The following table shows the carrying amounts and fair values of our borrowings including those which are not carried at an amount which approximates their fair value at 30 June 2021 and 31 December 2020. The fair values of our cash equivalents, loans to equity accounted units and other financial liabilities approximate their carrying values because of their short maturity, or because they carry floating rates of interest.

	30 June 2021		31 December 2020
	Carrying value US$m	Fair value US$m	Carrying value US$m	Fair value US$m
Borrowings	12,405	14,558	12,653	15,076

Total borrowings with a carrying value of US$7.4 billion (31 December 2020: US$7.6 billion) relate to listed bonds. These have a fair value of US$9.0 billion (31 December 2020: US$9.5 billion) and are categorised as level 1 in the fair value hierarchy.

Borrowings with a carrying value of US$4.2 billion (31 December 2020: US$4.2 billion) relate to project finance drawn down by Oyu Tolgoi, with a fair value of US$4.7 billion (31 December 2020: US$4.7 billion) and are categorised as level 3 in the fair value hierarchy. We use different valuation inputs for the pre-and post-completion phases to reflect Rio Tinto’s completion support guarantee during the pre-completion phase. To measure the fair value of the project finance pre-completion our valuation input includes market yield over the pre-completion period, the variability of which we consider a reasonable indicator of fair value movements on amounts outstanding under the project finance facility. Post-completion, we estimate the fair value with reference to the annual interest rate on each tranche of the facility, and after considering factors that could indicate a change in the credit assessment of Oyu Tolgoi LLC as a counterparty to project finance. These factors include in-country risk relating to the Oyu Tolgoi project, and the assumed date of transition from pre-completion to post-completion. These valuation inputs are considered to be level 3. Transition from pre-completion to post-completion is determined by a set of tests for both completion of physical infrastructure and the ability to extract and process ore of defined grades over a defined period.

Our remaining borrowings have a fair value measured by discounting estimated cash flows with an applicable market quoted yield and are categorised as level 2 in the fair value hierarchy.
Debt maturity
During the six months to 30 June 2021, we have not entered into any new interest rate swaps. During 2020, we entered into US$1.5 billion of interest rate swaps to convert the remaining fixed Alcan debt to floating interest rates. This is in accordance with our floating interest rate policy. We have put these swaps into fair value hedge relationships with the respective tranches of debt.

The main sources of ineffectiveness of the fair value hedges include changes in the timing of the cash flows of the hedging instrument compared to the underlying hedged item, and changes in the credit risk of parties to the hedging relationships. The changes in fair value of the bonds and the swaps as well as the ineffectiveness recorded in the income statement is not material to the Group.

The fair value of interest rate and cross currency interest rate swaps at 30 June 2021 was US$273 million (31 December 2020: US$388 million) asset and US$162 million (31 December 2020: US$140 million) liability, respectively. These are included within “Other financial assets” and “Other financial liabilities” in the balance sheet.
Financial instruments disclosures (continued)

The effective interest rate of our borrowings, impacted by swaps, are summarised below. All nominal values are fully hedged unless otherwise stated:

Borrowings in a hedge relationship	Nominal value	Weighted average interest rate after swaps	Swap maturity	Carrying Value at 30 June 2021	Carrying Value at 31 December 2020
	US$m		Year	US$m	US$m
Rio Tinto Finance plc Euro Bonds 2.875% due 2024	546	3 month LIBOR +1.64%	2024	530	555
Rio Tinto Finance (USA) Limited Bonds 3.75% 2025	1,200	3 month LIBOR +1.39%	2025	1,268	1,299
Rio Tinto Finance (USA) Limited Bonds 7.125% 2028	750	3 month LIBOR +3.27%	2028	960	1,005
Alcan Inc. Debentures 7.25% due 2028	100	3 month LIBOR +5.43%	2024	107	109
Rio Tinto Finance plc Sterling Bonds 4.0% due 2029	807	3 month LIBOR +2.65%	2024	713	717
Alcan Inc. US$400m Debentures 7.25% due 2031(a)	400	3 month LIBOR +5.72%	2025	427	438
Alcan Inc. US$750m Global Notes 6.125% due 2033(a)	750	3 month LIBOR +5.67%	2025	732	744
Alcan Inc. US$300m Global Notes 5.75% due 2035(a)	300	3 month LIBOR +5.18%	2025	287	292
Rio Tinto Finance (USA) Limited Bonds 5.2% 2040	1,150	3 month LIBOR +3.79%	2022	1,168	1,173
Rio Tinto Finance (USA) plc Bonds 4.75% 2042	500	3 month LIBOR +3.42%	2023	500	501
Rio Tinto Finance (USA) plc Bonds 4.125% 2042	750	3 month LIBOR +2.83%	2023	742	743

(a)In 2020 we entered into new swaps to convert the interest payable in relation to these bonds from fixed to floating rates.

Valuation hierarchy of financial instruments carried at fair value on a recurring basis

The table below shows the financial instruments carried at fair value by valuation method in accordance with IFRS 9 at 30 June 2021:

		Held at fair value
At 30 June 2021	Total US$m	Level 1(a) US$m	Level 2(b) US$m	Level 3(c) US$m	Held at amortised cost US$m
Assets
Cash and cash equivalents(d)	14,027	7,198	—	—	6,829
Investments in equity shares and funds	113	67	—	46	—
Other investments, including loans and pooled funds(e)	2,955	2,531	—	240	184
Trade and other financial receivables(f)	3,794	2	2,122	—	1,670

Derivatives (net)
Forward contracts and option contracts: designated as hedges(g)	(118)	—	—	(118)	—
Forward contracts and option contracts, not designated as hedges(g)	133	—	54	79	—
Derivatives related to net debt(h)	111	—	111	—	—

Liabilities
Trade and other financial payables	(5,767)	—	(167)	—	(5,600)
Total	15,248	9,798	2,120	247	3,083
Financial instruments disclosures (continued)

		Held at fair value
At 31 December 2020	Total US$m	Level 1(a) US$m	Level 2(b) US$m	Level 3(c) US$m	Held at amortised cost US$m
Assets
Cash and cash equivalents(d)	10,381	6,411	—	—	3,970
Investments in equity shares and funds	75	35	—	40	—
Other investments, including loans and pooled funds(e)	2,899	2,563	—	198	138
Trade and other financial receivables(f)	3,286	5	1,802	—	1,479

Derivatives (net)
Forward contracts and option contracts: designated as hedges(g)	53	—	7	46	—
Forward contracts and option contracts, not designated as hedges(g)	180	—	69	111	—
Derivatives related to net debt(h)	248	—	248	—	—
Liabilities
Trade and other financial payables	(5,847)	—	(30)	—	(5,817)
Total	11,275	9,014	2,096	395	(230)

(a)Valuation is based on unadjusted quoted prices in active markets for identical financial instruments.

(b)Valuation is based on inputs that are observable for the financial instruments; which include quoted prices for similar instruments or identical instruments in markets which are not considered to be active, or inputs, either directly or indirectly based on observable market data.

(c)Valuation is based on inputs for the asset or liability that are not based on observable market data (unobservable inputs).

(d)Cash and cash equivalents include money market funds which are treated as fair value through profit or loss (‘FVPL’) under IFRS 9 with the fair value movements going into finance income.

(e)Other investments, including loans and pooled funds, comprise: cash deposits in rehabilitation funds, government bonds, managed investment funds and royalties. The royalties receivable are valued based on expected mine production as well as forward commodity prices.

(f)Trade receivables include provisionally priced invoices. The related revenue is initially based on forward market selling prices for the quotation periods stipulated in the contracts with changes between the provisional price and the final price are recorded separately within 'Other revenue'. The selling price can be measured reliably for the Group's products, as it operates in active and freely traded commodity markets. At 30 June 2021, US$1,940 million (31 December 2020: US$1,671 million) of provisionally priced receivables were recognised.

(g)Level 3 derivatives mainly consist of derivatives embedded in electricity purchase contracts linked to the LME with terms expiring between 2025 and 2036 (31 December 2020: 2025 and 2029). The embedded derivatives are measured using discounted cash flows and option model valuation techniques.

(h)Interest rate and currency interest rate swaps are valued using applicable market quoted swap yield curves adjusted for relevant basis and credit default spreads. Currency interest rate swap valuations also use market quoted foreign exchange rates. A discounted cash flow approach is used to derive fair value from these inputs to the underlying cash flows.
Financial instruments disclosures (continued)

Level 3 Financial instruments

The table below shows the summary of changes in the fair value of the Group's Level 3 financial assets and financial liabilities for the six months to 30 June 2021.

30 June 2021
Level 3 Financial assets and liabilities	US$m
Opening balance	395
Currency translation adjustments	(3)
Total realised gains/(losses) included in:
– consolidated sales revenue	15
– net operating costs	(18)
Total unrealised gains included in:
– net operating costs	33
Total unrealised gains transferred into other comprehensive income	(172)
Disposals/maturity of financial instruments	(3)
Closing balance	247
Net gains included in the income statement for assets and liabilities held at period end	26

Sensitivity analysis in respect of level 3 financial instruments

Forward contracts and options whose fair value is determined using unobservable inputs are calculated using appropriate discounted cash flow and option model valuation techniques.
To value the aluminium embedded derivatives, we use unobservable inputs when the term of the derivative extends beyond observable market prices. In 2021 and 2020, changing the level 3 inputs to reasonably possible alternative assumptions does not change the fair value significantly, taking into account the expected remaining term of contracts. The fair value of the aluminium embedded derivatives are US$92 million in a net liability position at 30 June 2021 (31 December 2020: US$126 million in a net asset position).

We also have royalty receivables, with a carrying value of US$155 million (31 December 2020: US$113 million), arising from the sale of our coal assets in prior periods. These are classified as 'Other investments, including loans' within 'Other financial assets'. The fair values are determined using level 3 unobservable inputs. This receivable includes US$56 million that relates to royalties from thermal coal production beyond 2030 and has not been adjusted for potential changes in production rates that could occur due to climate change targets.

The main unobservable input is the long-term coal price used over the life of the royalty receivable. A 15% increase in the coal spot price would result in a US$149 million increase (31 December 2020: US$198 million increase) in the carrying value. A 15% decrease in the coal spot price would result in a US$41 million decrease (31 December 2020: US$46 million decrease) in the carrying value. We have used a 15% assumption to calculate our exposure as it represents the annual coal price movement that we deem to be reasonably probable (on an annual basis over the long run).